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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      OCTOBER 31, 2000 (OCTOBER 29, 2000)

                                ----------------

                                ABOUT.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       000-25525                                         13-4034015
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

       1440 BROADWAY, 19TH FLOOR,                          10018
            NEW YORK, NEW YORK                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 204-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         About.com, Inc. (the "Company") issued a press release on October 30, 2000 announcing that it had entered into an Agreement and Plan of Merger, dated as of October 29, 2000 (the "Merger Agreement"), among the Company, PRIMEDIA Inc., a Delaware corporation ("Primedia"), and Abacadabra Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Primedia ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation. As a result of the Merger, the Company will become a wholly-owned subsidiary of Primedia. The transaction has been approved by the Boards of Directors of both Primedia and the Company. Pursuant to the Merger Agreement, the Company's stockholders will receive 2.3409 shares of Primedia's common stock for each share of the Company's common stock that they own. The exchange of shares will be a tax-free exchange and the transaction is expected to be completed by June 30, 2000. For information regarding all of the terms and conditions of the Merger, including the consideration to be paid to the Company's stockholders, reference is made to the Merger Agreement, filed as Exhibit 2.1 hereto, and the press release, incorporated herein by reference to the Company's Rule 425 filing, dated October 31, 2000.

         Consummation of the Merger is subject to certain conditions, including termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval by the Company's stockholders and other customary closing conditions.

         In connection with the execution of the Merger Agreement, the Company and certain stockholders of Primedia, holding more than 70% of the outstanding shares of common stock of Primedia, entered into a voting agreement, dated as of October 29, 2000, pursuant to which those stockholders agreed to vote their shares of Primedia common stock for the approval of the issuance of Primedia's common stock pursuant to the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

EXHIBIT NO.
-----------
2.1 Agreement and Plan of Merger, dated as of October 29, 2000, by and among PRIMEDIA Inc., Abacadabra Acquisition Corporation and About.com, Inc.

99.1 Press Release, dated October 31, 2000 (incorporated by reference to the Company's Rule 425 filing, dated October 31, 2000).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ABOUT.COM, INC.
                                  ----------------------------------------
                                  (Registrant)


                                  By: /s/ Scott P. Kurnit
                                     ------------------------------------
                                     Name:  Scott P. Kurnit
                                     Title: Chairman and Chief Executive Officer

Dated: October 31, 2000

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EXHIBIT NO.                     EXHIBIT INDEX
-----------                     -------------
2.1 Agreement and Plan of Merger, dated as of October 29, 2000, by and among PRIMEDIA Inc., Abacadabra Acquisition Corporation and About.com, Inc.

99.1 Press Release, dated October 31, 2000 (incorporated by reference to the Company's Rule 425 filing, dated October 31, 2000).